Exhibit 10.1
Semiannual Servicer’s Certificate
CenterPoint Energy Transition Bond Company II, LLC
$1,851,000,000 Series A Transition Bonds
Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement (the “Agreement”), dated as of December 16, 2005, between
CenterPoint Energy Houston Electric, LLC, as Servicer, and CenterPoint Energy Transition Bond Company II, LLC, as Issuer,
the Servicer does hereby certify as follows:
Capitalized terms used in this Semiannual Servicer’s Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.
Collection Periods: February 1, 2007 through July 31, 2007
Payment Date: August 1, 2007
Today’s Date: July 31, 2007
1. Collections Allocable and Aggregate Amounts Available for Current Payment Date:

i.	Remittances for the February 1 through 28, 2007 Collection Period	12,489,365.53
ii.	Remittances for the March 1 through 31, 2007 Collection Period	14,582,286.68
iii.	Remittances for the April 1 through 30, 2007 Collection Period	12,955,536.09
iv.	Remittances for the May 1 through 31, 2007 Collection Period	13,321,886.56
v.	Remittances for the June 1 through 30, 2007 Collection Period	12,986,594.62
vi.	Remittances for the July 1 through 31, 2007 Collection Period	16,308,597.25
vii.	Net Earnings on Collection Account	1,495,420.01	[1/1/07 through 6/30/07]

viii.	General Subaccount Balance (sum of i through vii above)	84,139,686.74
ix.	Excess Funds Subaccount Balance as of Prior Payment Date	4,713,668.89
x.	Capital Subaccount Balance as of Prior Payment Date	9,255,000.00

xi.	Collection Account Balance (sum of viii through x above)	98,108,355.63

2. Outstanding Amounts as of Prior Payment Date:

i.	Tranche A-1 Principal Balance	179,908,675.00
ii.	Tranche A-2 Principal Balance	368,000,000.00
iii.	Tranche A-3 Principal Balance	252,000,000.00
iv.	Tranche A-4 Principal Balance	519,000,000.00
v.	Tranche A-5 Principal Balance	462,000,000.00

vi.	Aggregate Principal Balance of all Series A Transition Bonds	1,780,908,675.00

3. Required Funding/Payments as of Current Payment Date:

		Projected
		Principal	Semiannual
	Series A Principal	Balance	Principal Due
i.	Tranche A-1	144,571,638.00	35,337,037.00
ii.	Tranche A-2	368,000,000.00	0.00
iii.	Tranche A-3	252,000,000.00	0.00
iv.	Tranche A-4	519,000,000.00	0.00
v.	Tranche A-5	462,000,000.00	0.00

vi.	For all Series A Transition Bonds	1,745,571,638.00	35,337,037.00

		Transition	Days in
		Bond	Interest
		Interest Rate	Period (1)	Interest Due
vii.	Required Tranche A-1 Interest	4.840%	180	4,353,789.94
viii.	Required Tranche A-2 Interest	4.970%	180	9,144,800.00
ix.	Required Tranche A-3 Interest	5.090%	180	6,413,400.00
x.	Required Tranche A-4 Interest	5.170%	180	13,416,150.00
xi.	Required Tranche A-5 Interest	5.302%	180	12,247,620.00

(1)	On 30/360 Day basis.

			Funding
		Required Level	Required

xii.	Capital Subaccount	9,255,000.00	0.00
4. Allocation of Remittances as of Current Payment Date Pursuant to Section 8.02(d) of Indenture:

i.	Trustee Fees and Expenses	2,520.00
ii.	Servicing Fee	462,750.00	(1)
iii.	Administration Fee and Independent Managers Fee	50,000.00	(2)
iv.	Operating Expenses	44,406.23	(3)
v.	Semiannual Interest (including any past-due Semiannual Interest for prior periods)

			Per $1,000
			of Original
	Series A	Aggregate	Principal Amount

	1. Tranche A-1 Interest Payment	4,353,789.94	17.42
	2. Tranche A-2 Interest Payment	9,144,800.00	24.85
	3. Tranche A-3 Interest Payment	6,413,400.00	25.45
	4. Tranche A-4 Interest Payment	13,416,150.00	25.85
	5. Tranche A-5 Interest Payment	12,247,620.00	26.51

vi.	Principal Due and Payable as a result of Event of Default or on Final Maturity Date

			Per $1,000
			of Original
	Series A	Aggregate	Principal Amount

	1. Tranche A-1 Principal Payment	0.00	0.00
	2. Tranche A-2 Principal Payment	0.00	0.00
	3. Tranche A-3 Principal Payment	0.00	0.00
	4. Tranche A-4 Principal Payment	0.00	0.00
	5. Tranche A-5 Principal Payment	0.00	0.00

vii.	Semiannual Principal

			Per $1,000
			of Original
	Series A	Aggregate	Principal Amount

	1. Tranche A-1 Principal Payment	35,337,037.00	141.35
	2. Tranche A-2 Principal Payment	0.00	0.00
	3. Tranche A-3 Principal Payment	0.00	0.00
	4. Tranche A-4 Principal Payment	0.00	0.00
	5. Tranche A-5 Principal Payment	0.00	0.00

viii.	Amounts Payable to Credit Enhancement Providers (if applicable)	N/A
ix.	Operating Expenses not Paid under Clause (iv) above	0.00
x.	Funding of Capital Subaccount (to required level)	0.00
xi.	Net Earnings in Capital Subaccount Released to Issuer	242,019.09
xii.	Deposit to Excess Funds Subaccount	2,425,194.48
xiii.	Released to Issuer upon Series Retirement: Collection Account	0.00

(1)	Servicing fee: $1,851,000,000 x .05% x 180/360 = $462,750.00

(2)	Administration fee: $100,000 x 180/360 = $50,000.00

(3)	Reimbursement to Administrator for fees/expenses paid to outside legal counsel ($20,337.31), printer ($4,034.00), rating agencies ($10,000.00) and L/C issuing bank ($10,034.92)

5. Subaccount Withdrawals as of Current Payment Date
(if applicable, pursuant to Section 8.02(d) of Indenture):

i.	Excess Funds Subaccount (available for 4.i. through 4.xi.)	0.00
ii.	Capital Subaccount (available for 4.i. through 4.ix.)	0.00

iii.	Total Withdrawals	0.00

6. Outstanding Amounts and Collection Account Balance as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

	Series A
i.	Tranche A-1 Principal Balance	144,571,638.00
ii.	Tranche A-2 Principal Balance	368,000,000.00
iii.	Tranche A-3 Principal Balance	252,000,000.00
iv.	Tranche A-4 Principal Balance	519,000,000.00
v.	Tranche A-5 Principal Balance	462,000,000.00

vi.	Aggregate Principal Balance for all Series A Transition Bonds	1,745,571,638.00

vii.	Excess Funds Subaccount Balance	7,138,863.37
viii.	Capital Subaccount Balance	9,255,000.00

ix.	Aggregate Collection Account Balance	16,393,863.37

7. Shortfalls In Interest and Principal Payments as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

i.	Semiannual Interest
	Series A

	1. Tranche A-1 Bond Interest Payment	0.00
	2. Tranche A-2 Bond Interest Payment	0.00
	3. Tranche A-3 Bond Interest Payment	0.00
	4. Tranche A-4 Bond Interest Payment	0.00
	5. Tranche A-5 Bond Interest Payment	0.00

ii.	Semiannual Principal
	Series A

	1. Tranche A-1 Principal Payment	0.00
	2. Tranche A-2 Principal Payment	0.00
	3. Tranche A-3 Principal Payment	0.00
	4. Tranche A-4 Principal Payment	0.00
	5. Tranche A-5 Principal Payment	0.00
8. Shortfall in Required Subaccount Level as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

i.	Capital Subaccount	0.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer’s Certificate this 31st day of July, 2007. CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, as Servicer
By:	/s/ Linda Geiger
Linda Geiger
Assistant Treasurer